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                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                                PAXAR CORPORATION

                                       AND

                             ODYSSEY PARTNERS, L.P.

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                          Dated as of December 20, 1996









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                            STOCK PURCHASE AGREEMENT

                  Stock Purchase Agreement, dated as of December 20, 1996, between Paxar Corporation, a New York corporation (the "Purchaser"), and Odyssey Partners, L.P., a Delaware limited partnership (the "Seller").

                  The Seller and the Purchaser each hold 495 shares of common stock, par value $.01 per share (the "Common Stock"), of Monarch Holdings, Inc., a Delaware corporation (the "Company"). The shares of Common Stock held by the Seller and the Purchaser collectively represent 98% of the issued and outstanding Common Stock. Both the Seller and the Purchaser have designees on the Board of Directors of the Company. The Seller wishes to sell to the Purchaser, and the Purchaser wishes to buy from the Seller, all of the shares of Common Stock held by the Seller. The 495 shares of Common Stock held by the Seller are referred to herein as the "Purchased Shares."


                                    ARTICLE I
                                PURCHASE AND SALE
                                    OF SHARES

         1.1 Agreement to Purchase and Sell. Subject to and in accordance with the terms of this Agreement, at the Closing provided for in Section 1.3 hereof, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Purchased Shares.

         1.2 Purchase Price. The aggregate purchase price (the "Purchase Price") for the Purchased Shares shall consist of (i) $100,000,000 in cash (the "Cash Consideration") and (ii) warrants (the "Paxar Warrants") to purchase (A) 1,000,000 shares of common stock, par value $.10 per share, of the Purchaser (the "Paxar Common Stock") in accordance with the terms and conditions of the Warrant Agreement attached hereto as Exhibit A (the "A Warrants") and (B) 200,000 shares of Paxar Common Stock in accordance with the terms and conditions of the Warrant Agreement attached hereto as Exhibit B (the "B Warrants"). The Warrant Agreements attached hereto as Exhibits A and B hereto, each of which shall be executed at the Closing, are referred to herein collectively as the "Warrant Agreements".

         1.3 The Closing. The parties will use their best efforts to cause the closing of the purchase and sale of the Purchased Shares (the "Closing") to take place no later than 10 business days following the satisfaction of the conditions set forth in Section 5.1(a) and (d) hereof. At the Closing, (a) the Seller shall deliver to the Purchaser a certificate or certificates evidencing the Purchased Shares to be sold to the Purchaser by the Seller, accompanied by duly executed stock powers and all other necessary instruments of transfer, (b) the Purchaser shall (i) pay to the Seller, by wire transfer of immediately available funds, the Cash Consideration and (ii) issue and deliver to the Seller the Paxar Warrants and (c) each party hereto shall otherwise perform all of its obligations to be performed on or before the Closing (including, without limitation, execution and delivery of the Warrant Agreements and the
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Registration Rights Agreement referred to in Section 4.10 (collectively, the
Ancillary Documents") and the obligations of the Purchaser under Sections 4.3 and 4.4 hereof).

         1.4 Valuation. The parties agree that the value of each Paxar Warrant for income tax purposes shall be (a) $7.30 in the case of the A Warrants and (b) $5.90 in the case of the B Warrants.


                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

                 The Seller represents and warrants to the Purchaser as follows:

         2.1 Organization. The Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2.2 Authority. The Seller has full right, power and authority to perform its obligations under this Agreement and under the Ancillary Documents. This Agreement has been, and at the Closing the Ancillary Documents will be, duly authorized, executed and delivered by the Seller. This Agreement is, and when executed and delivered by the Seller at the Closing the Ancillary Documents will be, the legal, valid and binding obligation of the Seller, enforceable in accordance with their respective terms, except as limited by (i) bankruptcy, reorganization, insolvency or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies, as such remedies may be limited by equitable principles of general applicability.

         2.3 Consents; No Conflict. The execution and delivery by the Seller of this Agreement and of the Ancillary Documents at the Closing, and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provisions of the Seller's organizational documents, (b) violate, conflict with or result in the breach of any of the terms and conditions of, or result in a material modification of the effect of, or otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or instrument to which the Seller is a party or by or to which the Seller or any of its properties is or may be bound or subject, (c) require any consent, approval, authorization or action of any governmental authority or any other person (other than under the HSR Act as contemplated by Section 5.1(a) hereof and any consents required by any foreign governmental authority as provided in Section 5.1(d)), or (d) violate any law, rule, regulation or order of any governmental authority applicable to the Seller.

         2.4 Ownership of Shares. The Seller is the record and beneficial owner of the Purchased Shares, free and clear of any lien, pledge, charge, security interest, encumbrance, title retention agreement, adverse claim, option or other restriction of any kind, nature or


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description, other than as may be provided (i) under applicable federal and state securities laws or (ii) in the Stockholders' Agreement referred to in
Section 5.1(b) hereof. At the Closing, the Seller will transfer to the Purchaser legal and valid title to the Purchased Shares, free and clear of all liens and other encumbrances, other than any liens or encumbrances imposed by or on behalf of the Purchaser.

         2.5 Proceedings. There are no pending or, to the knowledge of the Seller, threatened actions or proceedings against the Seller before any court, tribunal, governmental agency or arbitrator which may materially and adversely affect the ability of the Seller to perform its obligations hereunder, or which purport to affect the legality, validity or enforceability of the Seller's obligations hereunder.

         2.6 Investment Intent, Etc. The Seller is acquring the Paxar Warrants for its own account, for investment and not with a view to, or for sale in connection with, any distribution of any portion thereof and with no current intention of disposing of any portion thereof. The Seller agrees that it is acquiring the Paxar Warrants "as is," without any representations or warranties by or on behalf of the Purchaser, except for those representations and warranties expressly provided for in Article III hereof and in the Ancillary Documents. The Seller has had an opportunity to obtain whatever additional information regarding the Purchaser and its subsidiaries, and their respective business properties, operations, financial condition and prospects, as it has deemed necessary.

         2.7 Finder or Broker. Neither the Seller nor any person acting on behalf of the Seller has negotiated with any finder, broker, intermediary or similar person in connection with the transactions contemplated herein, with respect to which a fee is payable by the Purchaser.

         2.8 No Other Representations. The Seller acknowledges and agrees that it is a stockholder of the Company, that it is represented on the Board of Directors of the Company, and that as a result it has had the opportunity to obtain all information respecting the Company and its subsidiaries as it shall have determined from time to time is necessary, and is familiar with the business, properties, operations, financial condition and prospects of the Company and its subsidiaries. Accordingly, the Seller agrees that it is selling to the Purchaser the Purchased Shares (and the underlying interest in the Company and its subsidiaries, and their respective properties and assets) "as is," without relying on any representations or warranties by or on behalf of the Purchaser, except for those representations and warranties expressly provided for in Article III hereof. The Seller has had an opportunity to obtain whatever additional information regarding the Company and its subsidiaries, and their respective business properties, operations, financial condition and prospects, as it has deemed necessary.


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                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                 The Purchaser represents and warrants to the Seller as follows:

         3.1 Organization. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

         3.2 Authority. The Purchaser has full right, power and authority to perform its obligations under this Agreement and under the Ancillary Documents. This Agreement has been, and at the Closing the Ancillary Documents will be, duly authorized, executed and delivered by the Purchaser. This Agreement is, and when executed and delivered by the Purchaser at the Closing the Ancillary Documents will be, the legal, valid and binding obligation of the Purchaser, enforceable in accordance with their respective terms, except as limited by (i) bankruptcy, reorganization, insolvency or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies, as such remedies may be limited by equitable principles of general applicability.

         3.3 Consents; No Conflict. The execution and delivery by the Purchaser of this Agreement and of the Ancillary Documents at the Closing, and the consummation of the transactions contemplated hereby and thereby, will not (a) violate any provisions of the Purchaser's organizational documents, (b) violate, conflict with or result in the breach of any of the terms and conditions of, or result in a material modification of the effect of, or otherwise cause the termination of or give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or instrument to which the Purchaser is a party or by or to which the Purchaser or any of its properties is or may be bound or subject, (c) require any consent, approval, authorization or action of any governmental authority or any other person (other than under the HSR Act as contemplated by Section 5.1(a) hereof and other than consents of any foreign governmental authority as contemplated by Section 5.1(d)), or (d) violate any any law, rule, regulation or order of any governmental authority applicable to the Purchaser.

         3.4 Investment Intent. The Purchaser is acquiring the Purchased Shares for its own account, for investment and not with a view to, or for sale in connection with, any distribution of any portion thereof and with no current intention of disposing of any portion thereof.

         3.5 Proceedings. There are no pending or, to the knowledge of the Purchaser, threatened actions or proceedings against the Purchaser before or by any court, tribunal, governmental agency or arbitrator which may materially and adversely affect the ability of


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the Purchaser to perform its obligations hereunder, or which purport to affect the legality, validity or enforceability of the Purchaser's obligations hereunder.

         3.6 Finder or Broker. Neither the Purchaser nor any person acting on behalf of the Purchaser has negotiated with any finder, broker, intermediary or similar person in connection with the transactions contemplated herein, with respect to which a fee is payable by the Seller.

         3.7 No Other Representations. The Purchaser acknowledges and agrees that it is a principal stockholder of the Company, that it is represented on the Board of Directors of the Company since its inception, and that as a result it has had the opportunity to obtain all information respecting the Company and its subsidiaries as it shall have determined from time to time is necessary, and is familiar with the business, properties, operations, financial condition and prospects of the Company and its subsidiaries. Accordingly, the Purchaser agrees that it is acquiring the Purchased Shares (and the underlying interest in the Company and its subsidiaries, and their respective properties and assets) "as is," without relying on any representations or warranties by or on behalf of the Seller, except for those representations and warranties expressly provided for in Article II hereof. The Purchaser has had an opportunity to obtain whatever additional information regarding the Company and its subsidiaries, and their respective business properties, operations, financial condition and prospects, as it has deemed necessary.


                                   ARTICLE IV
                                    COVENANTS

         4.1 Further Assurances. The Seller and the Purchaser shall take such further actions as may be required to carry out the provisions hereof. Without limiting the foregoing, (a) each party shall use its best efforts to cause the conditions to Closing set forth in Section 5.1 hereof to be satisfied, (b) the Seller shall use its best efforts to cause the conditions to Closing set forth in Section 5.2 hereof to be satisfied, and (c) the Purchaser shall use its best efforts to cause the conditions to Closing set forth in Section 5.3 hereof to be satisfied. The parties will cause all necessary filings under the HSR Act (as defined in Section 5.1(a) below) to be made as soon as practicable, and in any event within 15 business days of the date hereof.

         4.2 Release. The Seller and the Purchaser each agree not to hold or seek to hold the other responsible or liable for any incomplete, inaccurate or erroneous information, whether or not material, regarding the Company or its subsidiaries that it may have received or possess prior to the Closing. To the fullest extent permitted by applicable law, the Purchaser hereby releases and agrees to cause the Company and its subsidiaries to release the Seller and any representative of the Seller who is or was a member of the Board of Directors of, or an officer of, the Company or any subsidiary of the Company, or who might be deemed to have


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duties to the Company or such subsidiary as a stockholder of the Company or such subsidiary, from and against any claim relating to, or arising from or in connection with, such person's duties and responsibilities as a director, officer or stockholder of the Company or such subsidiary at or prior to the Closing. To the fullest extent permitted by applicable law, The Seller hereby releases the Purchaser and each representative of the Purchaser who is or was a member of the Board of Directors of, or an officer of, the Company or any subsidiary of the Company, or who might be deemed to have duties to the Company or such subsidiary as a stockholder of the Company or such subsidiary, from and against any claim relating to, or arising from or in connection with, such person's duties and responsibilities as a director or officer of the Company (or such subsidiary) at or prior to the Closing.

         4.3 Management Tag-Along Rights. The parties recognize that Thomas R. Loemker ("Loemker") and John W. Paxton ("Paxton"), who as of the date hereof hold all of the shares of Common Stock not held by the Seller or the Purchaser, retain certain "tag-along" rights under Section 6 of a Management Stockholder's Agreements between the Company and Paxton and Section 4 of the Loemker Subscription Agreement, dated as of June 29, 1995, between the Company and Loemker. The Purchaser shall either (i) perform on behalf of the Company, or cause the Company to perform (with the cooperation of the Seller, but without any cost or expense to the Seller), all of the obligations of the Company (and any obligations that the Purchaser and the Seller may have or be deemed to have) under such Management Stockholder's Agreement and Loemker Subscription Agreement with respect to the shares of Common Stock held by Loemker and Paxton (and any other similar rights that Loemker or Paxton may have with respect to the transactions contemplated by this Agreement), and or (ii) enter into alternative mutally agreed-upon arrangements pursuant to which Loemker and/or Paxton, as the case may be, waive their rights under such agreements. At or prior to the Closing, the Purchaser shall provide the Seller with written evidence of the satisfaction of its obligations under this Section 4.3.

         4.4 Option Plan. The Purchaser shall perform on behalf of the Company, or cause the Company to perform (with the cooperation of the Seller, but without any cost or expense to the Seller), all of the obligations of the Company (and any obligations that the Purchaser and the Seller may have or be deemed to have) under the Company's Management Stock Option Plan (the "Stock Option Plan") and under the various Management Stockholder's Agreements, between the Company and each of the participants in the Stock Option Plan, arising from the transactions contemplated hereby (as such obligations may, by mutual agreement of the Company and each such participant, be modified or amended). The Seller agrees not to exercise its "bring-along" rights under such Management Stockholder's Agreements with respect to the transactions contemplated hereby. At or prior to Closing, the Purchaser shall provide the Seller with written evidence of the satisfaction of its obligations under this Section 4.4.


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         4.5 Access to Information. Until the Closing, the Seller and the
Purchaser shall cause the Company to provide the Purchaser and its representatives with reasonable access to the Company and its facilities.

         4.6 Confidentiality. The Seller (together with the persons referred to in Section 5.2(e)) will hold strictly confidential, and will refrain from using or disclosing or disseminating (other than to its employees or partners having a need to know, and in any event not in a manner detrimental to the Company), any information obtained by it with respect to the Company, unless the Company has made such information available to the public generally or such information must be disclosed under applicable law or legal process.

         4.7 Registration Rights Agreement. It is the intention of the parties that the holders of the Paxar Warrants, and the shares of Paxar Common Stock issuable upon exercise of the Paxar Warrants (such shares, the "Registrable Securities"), shall be afforded customary registration rights with respect to the resale of such Registrable Securities. Accordingly, the parties agree to use their best efforts, acting reasonably and in good faith, to negotiate, and at the Closing execute, a Registration Rights Agreement (the "Registration Rights Agreement") providing for customary and reasonable terms and conditions, including without limitation the following: (i) that no later than one year following the Closing, the Company will file a Registration Statement on Form S-3 under Rule 415 of the Securities and Exchange Commission under the Securities Act, of 1933, as amended (the "Act"), covering the Registrable Securities, and use its best efforts to cause such Registration Statement to remain continuously effective, subject to agreed-upon exceptions, until the earlier of six years from the Closing or (ii) the public resale of all Registrable Securities (provided that if Form S-3 shall not be available to cover such Registrable Securities, then the Company shall in lieu thereof file a Registration Statement on Form S-1, or such other form as shall be appropriate, covering the shares of Paxar Common Stock to be resold upon the exercise of the "demand" rights referred to in the following clause) and (ii) that the holders of the Paxar Warrants and the Registrable Securities will have, commencing one year from the Closing until the sixth anniversary of the Closing, (A) two separate "demand" rights to request that the Company use its best efforts to assist such holders in effecting an underwritten public offering of such Registrable Securities at the Company's expense and (B) three separate "piggyback" pro rata registration rights with respect to a public offering by the Company.

         4.8 Form of Transaction. It is the intention of the parties that the Purchaser shall have the right to elect to change the form of the transaction from a direct sale of the Purchased Shares from the Seller to the Purchaser to a statutory merger transaction involving the Purchaser or an affiliate. If requested by the Purchaser, the Seller will negotiate in good faith appropriate amendments to this Agreement as may be necessary to change the form of the transaction to a merger transaction, so long as such changes do not, in the Seller's good-faith judgment, adversely affect the Seller.


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                                    ARTICLE V
                                   CONDITIONS

         5.1 Mutual Conditions. The obligation of the Seller and the Purchaser to consummate the purchase and sale of the Purchased Shares is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any of which may be waived by the Purchaser and the Seller):

                  (a) Hart-Scott-Rodino. The waiting period required by the Hart-Scott- Rodino Anti-trust Improvements Act of 1976, as amended, and the rules promulgated thereunder (such Act and rules are referred to herein collectively as the "HSR Act"), together with any extensions of such waiting period, shall have expired (by early termination or otherwise), and neither the Federal Trade Commission nor the Department of Justice shall have instituted a proceeding alleging that the transactions contemplated by this Agreement violate Section 7 of the Clayton Act or Section 5 of the Federal Trade Commission Act or otherwise violate applicable law.

                  (b) Stockholders' Agreement. The Stockholders' Agreement, dated as of June 29, 1995, among the Company, the Purchaser and the Seller, shall have been terminated.

                  (c) No Injunction. There shall not be in effect any preliminary or permanent injunction or other order issued by a court or other governmental body or agency of competent jurisdiction directing that the transactions contempated hereby not be consummated.

                  (d) Foreign Regulatory Consents. All consents, approvals or waivers required to be given by any governmental authority (other than the United States of America or any state or subdivision thereof) in jurisdictions in which the Company operates with respect to the sale and purchase of the Purchased Shares and the continued right to conduct the business of the Company and its subsidiaries in such jurisdictions shall have been obtained (it being understood that the Purchaser shall use its best efforts to obtain, or cause the Company to obtain, such consents, and that the Seller will cooperate with the Purchaser to the extent necessary to obtain such consent).


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         5.2 Conditions to Purchaser's Obligations at Closing. The obligation of the Purchaser to purchase Purchased Shares from the Seller at the Closing is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any of which may be waived by the Purchaser:

                  (a) Representations and Warranties. The representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

                  (b) Performance. The Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  (c) Compliance Certificate. The Seller shall have executed and delivered to the Purchaser at the Closing a certificate certifying that the conditions specified in clauses (a) and (b) have been fulfilled as to the Seller.

                  (d) Opinion of Counsel to the Seller. The Purchaser shall have received from Martin Byman, General Counsel of the Seller, a favorable opinion, dated as of the Closing, as to the matters set forth in Sections 2.1,
                           2.2 and 2.3 of this Agreement.

                  (e) Resignations. The Seller shall have caused its designees on the Board of Directors of the Company (currently Stephen Berger, Paul Barnett and Marc Particelli) and of all subsidiaries of the Company, and its designees acting as officers of the Company and its subsidiaries, to resign.

                  (f) Payment of Management Fees and Expenses. The Company shall have paid or reimbursed the Purchaser for all management fees, expenses and other amounts due through the Closing under that certain letter agreement, dated June 29, 1995, between the Company and Monarch Marking Systems, Inc., a Delaware corporation (and a subsidiary of the Company), on the one hand, and the Purchaser, on the other hand.

                  (g) Termination of Management Agreement. The Odyssey Investors Management Agreement referred to in Section 5.3(f) below shall have been terminated.


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         5.3 Conditions to the Seller's Obligations at Closing. The obligations of the Seller to the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the date of the Closing as if made on and as of such date.

                  (b) Performance. The Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  (c) Compliance Certificate. The Purchaser shall have executed and delivered to the Seller at the Closing a certificate certifying that, to the best of its knowledge after due inquiry, the conditions specified in clauses (a) and (b) have been fulfilled.

                  (d) Ancillary Documents. The Purchaser shall have executed and delivered to the Seller the Ancillary Documents.

                  (e) Opinion of Paxar Counsel. The Seller shall have received from Snow Becker Krauss P.C., counsel to the Purchaser, a favorable opinion, dated as of the Closing, as to the matters set forth in Sections 3.1,
                           3.2 and 3.3 of this Agreement.

                  (f) Payment of Management Fees and Expenses. The Company shall have paid or reimbursed Odyssey Investors, Inc., a Delaware corporation ("Odyssey Investors"), for all management fees, expenses and other amounts due through the Closing under that certain letter agreement, dated June 29, 1995, between the Company and Monarch Marking Systems, Inc., a Delaware corporation (and a subsidiary of the Company), on the one hand, and Odyssey Investors, on the other hand; provided that Odyssey Investors shall in exchange thereof acknowledge that it has been paid all amounts due thereunder (the "Odyssey Investors Management Agreement").



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                                   ARTICLE VI
                                 INDEMNIFICATION

         6.1 By the Seller. The Seller agrees to indemnify, defend and hold harmless the Purchaser from and against all losses, liabilities, damages, deficiencies, costs or expenses, including reasonable attorneys' fees, disbursements and other charges, based upon, arising out of, or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Seller contained in this Agreement, the Ancillary Documents or in the certificate delivered pursuant to Section 5.2(c).

         6.2 By the Purchaser. The Purchaser agrees to indemnify, defend and hold harmless the Seller and its partners and employees from and against all losses, liabilities, damages, deficiencies, costs or expenses, including reasonable attorneys' fees, disbursements and other charges, based upon, arising out of, or otherwise in respect of (i) any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Purchaser contained in this Agreement, the Ancillary Documents or in the certificate delivered pursuant to Section 5.3(c), or (ii) any action, suit, claim, or other proceeding, relating to the Seller's ownership of the Purchased Shares or the Company, including, without limitation, any matter relating to the period in which the Seller was the owner of the Purchased Shares (provided that the Seller shall not be entitled to indemnification pursuant to the foregoing clause (ii) with respect to any act of fraud committed by the Seller).

         6.3 Indemnification Procedures. A party entitled to indemnification hereunder shall be referred to herein as an "Indemnified Party." A party obligated to indemnify an Indemnified Party hereunder shall be referred to herein as an "Indemnifying Party." If any suit, action, proceeding or claim ("Claim") shall be brought or asserted against an Indemnified Party by any third party which Claim, if determined adversely to the interest of the Indemnified Party, would entitle the Indemnified Party to indemnity pursuant to this Article VI, the Indemnified Party shall promptly notify the Indemnifying Party of the same in writing, specifying in detail the basis of such Claim and the facts pertaining thereto. Upon receipt of such notice, the Indemnifying Party, at its sole cost and expense, shall assume the defense of such Claim. In such event,
(x) the Indemnified Party may participate in such defense with counsel of its own choice and at its own cost and expense and (y) the Indemnified Party may take over the defense of such Claim if the Indemnifying Party, after 30 day's written notice thereof by the Indemnified Party, fails to diligently pursue such defense. After the Indemnifying Party assumes the defense of such Claim, (i) the Indemnifying Party shall not be liable to the Indemnified Party under this
Article VI for any legal or other expenses incurred by the Indemnified Party in connection with the defense thereof and (ii) the Indemnifying Party shall periodically inform the Indemnified Party with respect to the status of such matter. The parties hereto agree to render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any Claim.


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                                   ARTICLE VII
                                   TERMINATION

         7.1 Termination of this Agreement. This Agreement and the transactions contemplated hereby may be terminated in any of the following ways at any time on or before the Closing and in no other manner:

                  (a) Either Party. By the Purchaser or the Seller, in the event that any of the conditions contained in Section
                           5.1 hereof are not satisfied or waived on or prior to March 31, 1997 (provided (i) that the the party electing to terminate is not then in breach of its obligations hereunder and (ii) that in the event that the condition to Closing set forth in Section 5.1(d) is not satisfied on or prior to March 15, 1997, then either party may, by written notice to the other, extend the date on which this Agreement may be terminated pursuant to Section 7.1(a), (b) or (c) until May 31, 1997).

                  (b) Purchaser. By the Purchaser, in the event that any of the conditions contained in Section 5.2 hereof are not satisfied or waived on or prior to March 31, 1997 (as such date may be extended pursuant to clause (a) above), provided that the failure to satisfy such condition does not result from the breach by the Purchaser of its representations and warranties to the Seller hereunder or from the failure of the Purchaser to perform its obligations hereunder.

                  (c) Seller. By the Seller, in the event that any of the conditions contained in Section 5.3 hereof are not satisfied or waived on or prior to March 31, 1997 (as such date may be extended pursuant to clause (a) above), provided that the failure to satisfy such condition does not result from the breach by the Seller of its representations and warranties to the Purchaser hereunder or from the failure of the Seller to perform its obligations hereunder.

         7.2 Consequences of Termination. If this Agreement is terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and of no futher force and effect, other than
(a) the parties' obligations of confidentiality under Section 8.3 hereof and (b) a party's liability under Article VI hereof for breach of this Agreement.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Expenses. Each party to this Agreement shall pay its own expenses and costs incidental to the purchase and sale of the Purchased Shares. The Seller and the Purchaser will cause the Company to pay all expenses incurred by the Company and its subsidiaries in connection with the purchase and sale of the Purchased Shares, including, without limitation, the fees and disbursements of Latham & Watkins, counsel to the Company.

         8.2 Entire Agreement. This Agreement, together with the Ancillary Documents, contains, and is intended as, a complete statement of the arrangments among the parties with respect to the subject matter hereof.

         8.3 Confidentiality. No publicity release or public announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party, or their representatives or agents, without the prior approval of the form and substance thereof by the other party hereto, except as required by law or in response to a request from an authorized governmental authority (and then only after reasonable prior notice to and consultation with the other parties hereto).

         8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (by hand delivery or overnight courier) to the following address (or at such other address as shall be specified by like notice, provided, that notice of a change of address shall be effective only upon receipt thereof):

                           (a)  If to the Seller:
                                   c/o Odyssey Partners, L.P.
                                   31 West 52nd Street
                                   New York, NY  10019
                                   Attention:  Stephen Berger, General Partner

                           (b)  If to the Purchaser:

                                Paxar Corporation
                                105 Corporate Park Drive
                                White Plains, N. Y.  10604
                                Attention:  Arthur Hershaft, Chairman and CEO

               All notices delivered personally shall be deemed to have been received by the recipient thereof if received during normal business hours on a business day; otherwise, such notices shall be deemed received on the next following business day.

         8.5 Governing Law, Etc. This Agreement shall be governed by the laws of the State of New York, other than the laws governing conflict of law matters. This Agreement may be changed, waived, amended, or modified only by an instrument in writing signed by the Seller and the Purchaser. This Agreement shall be binding upon and inure to the benefit of the successors, heirs, and assigns of the respective parties hereto, but may not be assigned by any party without the written consent of all parties hereto. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one of the same instrument. This Agreement is intended for the exclusive benefit of the parties hereto and shall not be enforceable by any other person or entity.

         8.6 Specific Performance. The parties hereto intend that each of the parties has the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

         8.7 Severability. If any one or more of the provisions contained herein, or the applica tion thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

THE PURCHASER:                                    THE SELLER:
--------------                                    -----------

PAXAR CORPORATION                                 ODYSSEY PARTNERS, L.P.

By: /s/ Arthur Hershaft                          By: /s/ Stephen Berger
   ---------------------------                       ---------------------------
      Arthur Hershaft                                   Stephen Berger
      Chairman and Chief Executive Officer              A General Partner

                                                                       EXHIBIT A












                                WARRANT AGREEMENT

                                     BETWEEN

                                PAXAR CORPORATION

                                       AND

                             ODYSSEY PARTNERS, L.P.









                          Dated as of February _, 1997

                                WARRANT AGREEMENT

                  WARRANT AGREEMENT dated as of February , 1997, between Paxar Corporation, a New York corporation (the "Company"), and Odyssey Partners, L.P., a Delaware limited partnership ("Odyssey").


                              W I T N E S S E T H :


                  WHEREAS, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of December 20, 1996, between the Company and Odyssey, the Company is today purchasing from Odyssey all of the issued and outstanding shares of Common Stock, par value $.01 per share, of Monarch Holdings, Inc., a Delaware corporation, held by Odyssey (the "Purchased Shares"); and

                  WHEREAS, the Stock Purchase Agreement contemplates that, in partial consideration for the sale of the Purchased Shares, the Company will issue to Odyssey warrants (the "Warrants") representing the right of the holder thereof to purchase from the Company shares of common stock, par value $.10 per share, of the Company ("Common Stock"), as provided herein; and

                  WHEREAS, pursuant to a Registration Rights Agreement, between the Company and Odyssey, dated as of the date hereof (the "Registration Rights Agreement"), the Company has agreed to grant to the holders of the Warrants (and the holders of Common Stock and other securities issuable upon exercise of the Warrants) registration rights with respect to the Registrable Securities referred to therein, at the times and in the manner set forth in the Registration Rights Agreement; and

                  WHEREAS, the Company proposes to issue certificates evidencing the Warrants (such warrant certificates issued pursuant to this Agreement being hereinafter collectively called the "Warrant Certificates"); and

                  WHEREAS, the Company and Odyssey desire to set forth in this Warrant Agreement, among other things, the form and provisions of the Warrant Certificates and the terms and conditions under which they may be issued, transferred, exchanged, replaced and surrendered in connection with the exercise of the Warrants.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                      DISTRIBUTION OF WARRANT CERTIFICATES

                  1.1 Due Issuance; Form of Warrant Certificates. The Company hereby represents that the Warrants are validly authorized and duly issued, fully paid and nonassesable, free of preemptive rights and free from all liens, charges and security interests, other than liens, charges and security interests imposed by the holder thereof. The Warrant Certificates for the Warrants shall be issued in registered form only and, together with the purchase and assignment forms to be printed on the reverse thereof, shall be substantially in the form of Exhibit A and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as, in any particular case, may be required, in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency or to conform to customary usage.

                  1.2 Execution of Warrant Certificates. The Warrant Certificates shall be executed and dated on behalf of the Company by its Chairman or Vice Chairman of the Board, Chief Executive Officer or President or any Vice President, and by its Chief Financial Officer or Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary, either manually or by facsimile signature printed thereon. In case any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company either before or after delivery thereof by the Company to the holder, the signature of such person on such Warrant Certificates shall, nevertheless, be valid, with the same force and effect as though the person who signed such Warrant Certificates has not ceased to be such officer of the Company.



                                   ARTICLE II

                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

                  2.1 Exercise Price. Each Warrant Certificate for the Warrants shall, when signed by the Chairman, Vice Chairman, Chief Executive Officer or President or any Vice President, and by the Chief Financial Officer or Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary, of the Company, entitle the registered holder thereof to purchase from the Company one share of Common Stock for each Warrant evidenced thereby, at a purchase price of $17.50 per share (as the same may be adjusted from time to time pursuant to the provisions of Article III hereof, the "Exercise Price"), or such adjusted number of shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof.

                  2.2 Exercisability of Warrants. Each Warrant may be exercised at any time on or after the date hereof, but not after 5:00 P.M., New York City time, on the fifth anniversary of the date hereof (the "Exercise Deadline"). The minimum number of shares of Common Stock with respect to which the Warrants may be exercised as to any holder shall be the lesser of (i) 25,000 and (ii) the number of shares of Common Stock issuable upon exercise of all Warrants held by such holder.

                  2.3 Procedure for Exercise of Warrants. During the period specified in and subject to the provisions of Section 2.2 hereof, the Warrants may be exercised, in whole or in part, by surrendering the Warrant Certificates representing such Warrants to the Company at its principal office, which is presently at 105 Corporate Park Drive, White Plains, N.Y., 10604, with the election to purchase form set forth on the Warrant Certificate duly completed and executed, accompanied by payment in full of the Exercise Price as provided in Section 2.1 in effect at the time of such exercise, for each share of Common Stock with respect to which such Warrants are being exercised. Such Exercise Price shall be paid in full by either (i) wire transfer of immediately available funds, (ii) certified check payable in United States currency to the order of the Company or (iii) by surrender to the Company of the number of Warrants set forth below:

                 X =      Y(A-B)
                          ------
                             A

Where:           X =      the number of shares of Common Stock to be issued to
                          the Holder upon exercise pursuant to the foregoing clause (iii).

                 Y = the number of shares of Common Stock represented by the Warrants so surrendered.

                 A = the Current Market Price (as defined below of one share of Common Stock on the Date of Exercise (as defined below).

                 B =      the Exercise Price for the Warrants so surrendered.

The date on which Warrants are exercised in accordance with this Section 2.3 is sometimes referred to herein as the Date of Exercise of such Warrants.

                 2.4 Issuance of Shares of Common Stock. As soon as practicable after the Date of Exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, registered in accordance with the instructions set forth in the election to purchase. All such shares of Common Stock shall be validly authorized and issued, fully paid and nonassessable and free from all transfer taxes, liens, charges and preemptive rights created by or on behalf of the Company in respect of the issue thereof. Each person in whose name any such certificate for Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for the shares of Common Stock.

                 2.5 Certificates for Unexercised Warrants. In the event that fewer than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and deliver by recognized overnight courier, within 10 days of the Date of Exercise, to the registered holder of such Warrant Certificate, or such other person as shall be designated in the election to purchase (subject to compliance with applicable securities laws), a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall the Warrant be exercised with respect to less than an integral number of shares of Common Stock, and the Company shall distribute no Warrant Certificates representing Warrants exercisable for fractional shares of Common Stock under this or any other section of this Agreement. Fractions of shares shall be treated as provided in Section 3.10.

                 2.6 Reservation of Shares. The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Common Stock to be issued upon the exercise of Warrants will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                                   ARTICLE III

                        ADJUSTMENTS AND NOTICE PROVISIONS

                  3.1 Adjustment of Exercise Price. Subject to the provisions of this Article III, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

                          (a) In case the Company shall at any time after the
date hereof (i) declare a dividend or make a distribution on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price in effect, and the number of shares of Common Stock issuable upon exercise of the Warrants outstanding, at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                          (b) In case the Company shall distribute to all
holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation, but excluding any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is not the continuing corporation) evidences of its indebtedness, cash or assets (other than (i) distributions and dividends referred to in Section 3.1(a) in shares of Common Stock or (ii) any non-extraordinary cash dividends paid out of retained earnings from current operations), or rights, options or warrants to subscribe for or purchase capital stock, or securities convertible into or exchangeable for shares of capital stock, then, in each case, the Exercise Price shall be reduced (and the number of shares issuable adjusted in accordance with Section 3.5) to the price determined by multiplying the Exercise Price in effect immediately prior to the record date (the "Distribution Record Date") for the determination of shareholders of the Company entitled to receive such distribution by a fraction, (x) the numerator of which shall be the Current Market Price (as determined pursuant to Section 3.2 hereof) per share of Common Stock immediately prior to the Distribution Record Date, less the reduction, if any, in the fair value of a share of Common Stock (as reasonably determined by the Board of Directors of the Company, taking into account, where applicable, the market price of the Common Stock following the Distribution Record Date) as a result of such distribution and (y) the denominator of which shall be the Current Market Price per share of Common Stock immediately prior to the Distribution Record Date. Such adjustment shall become effective at the close of business on the Distribution Record Date.

                 3.2 Current Market Price. For the purpose of any computation under this Article III, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices as reported by the principal national securities exchange or recognized quotation system on which the Common Stock is then traded for the 30 consecutive trading days (or, for purposes of Section 2.3, five consecutive trading days) immediately preceding the date in question. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange or recognized quotation system, the fair value of a share of Common Stock on such date as reasonably determined by the Board of Directors of the Company.

                 3.3 No Adjustments to Exercise Price. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjust ments which by reason of this Article III are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and in any event shall be made on the day prior to the Date of Exercise. All calculations under this Article III shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                 3.4 Deferral of Adjustments to Exercise Price. In any case in which this Article III shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the holders of the Warrants, if any holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the

Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                 3.5 Adjustment to Number of Shares. Upon each adjustment of the Exercise Price as a result of the calculations made in Section 3.1(b) hereof, the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest hundredth) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrants immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

                 3.6 Certain Reorganizations. The Company shall give each registered holder of Warrants 30 days' prior written notice of any Stock Merger or Cash-Out Transaction (as defined below), in which case the following provisions will apply.

                          (a) In the event of any capital reorganization or the
consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation) in which the consideration payable to the shareholders of the Company in such transaction shall consist solely of capital stock of the surviving or continuing corporation or of an affiliate (a "Stock Merger"), each Warrant shall, without any action on the part of the holder thereof, be deemed to represent the right to acquire (in lieu of the number of shares of Common Stock deliverable upon exercise of such Warrant) the number of shares of stock of the surviving or continuing corporation (or an affiliate) to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Stock Merger, if such Warrant had been exercised in full immediately prior to the record date for determining shareholders entitled to participate in such Stock Merger (the "Newco Shares"). The Exercise Price for the Warrants shall in such event be adjusted effective as of the date of the Stock Merger, such that the Exercise Price for each Newco Share shall be an amount equal to (i) the product of (A) the Exercise Price immediately prior to the Stock Merger multiplied by (B) the aggregate number of shares of Common Stock issuable upon exercise of all outstanding Warrants immediately prior to the Stock Merger divided by (ii) the maximum number of Newco Shares deliverable upon exercise in full of all outstanding Warrants. The Company shall not effect any Stock Merger, unless upon or prior to the consummation thereof the surviving or continuing corporation shall assume by legally binding written instrument (which need not be signed by the Warrant holders) the obligation to deliver to the registered holder of any Warrant such shares of stock as such holder shall be entitled to purchase in accordance with the foregoing provisions. Upon request by any registered holder of a Warrant, the surviving or continuing corporation shall issue to a holder of a Warrant Certificate a certificate representing the right to acquire the Newco Shares in accordance with the terms hereof.

                          (b) In the event of (i) the consolidation or merger of
the Company with or into another corporation (other than a Stock Merger or a merger or consolidation in which the Company is the surviving or continuing corporation) or (ii) any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (the transactions referred to in clauses (i) and (ii) being referred herein as a "Cash-Out Transaction"), then upon the effective date of the Cash-Out Transaction , each Warrant shall, unless it has been previously exercised, expire and instead shall represent the right of each Warrant holder to receive (and the Company shall pay to such Warrant holder) the sum of (A) (i) the product of the number of shares of Common Stock issuable upon exercise of such Warrant on the day preceding the consummation of the Cash-Out Transaction, multiplied by (ii) the excess of (x) the closing price for a share of Common Stock, as reported by the principal national securities exchange or quotation system on which the Common Stock is then traded over (y) the Exercise Price therefor, on the day preceding the consummation of the Cash-Out Transaction and
(B) in the event that the effective date of the consummation of the Cash-Out Transaction is on or prior to the second anniversary of the date hereof, the Make-Up Amount (as defined below), if any. For purposes of this Section 3.6, the Make-Up Amount shall mean, with respect to each Warrant, the excess, if any, of $7.30 over the amount payable with respect to such Warrant under clause (A) above.

                 3.7 Reclassifications. In case of reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the holders of the Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Article III. The above provisions of this Section 3.7 shall similarly apply to successive reclassifications and changes of shares of Common Stock.

                 3.8 Notice of Adjustments. Whenever any adjustment is made pursuant to this Article III, the Company shall cause written notice of such adjustment to be sent to the registered holders of the Warrants within 15 days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

                 3.9 Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

                 3.10 Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Article III to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same registered holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with Section 3.2.


                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF REGISTERED HOLDERS
                             OF WARRANT CERTIFICATES

                 4.1 Rights of Warrant Holders. No Warrant Certificate shall, prior to exercise of the Warrant in accordance with the terms of this Agreement, entitle the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company.

                 4.2 Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

                                    ARTICLE V

                    SPLIT UP, COMBINATION, EXCHANGE, TRANSFER
                    AND CANCELLATION OF WARRANT CERTIFICATES

                 5.1 Split Up, Combination, Exchange and Transfer of Warrant Certificates. Prior to the Exercise Deadline, Warrant Certificates, subject to the provisions of this Article V, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its Principal Office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office. Subject to any applicable laws, rules or regulations restricting transferability, transfer of outstanding Warrant Certificates shall be reflected from time to time upon the books of the Company to be maintained for that purpose, upon a surrender of the Warrant Certificate to the Company at its Principal Office, with the assignment form set forth in the Warrant Certificate duly executed. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

                 5.2 Cancellation of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided (i) in Section 2.5, in case of the exercise of fewer than all of the Warrants evidenced by a Warrant Certificate, or (ii) in Section 5.1, in case of a split up, combination, exchange or transfer of the Warrants evidenced by a Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate.

                 5.3 Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company and with every other holder of a Warrant Certificate that:

                          (a) transfer of the Warrant Certificates shall be
registered on the books of the Company maintained for that purpose by the Company only if surrendered at the Principal Office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

                          (b) it will not transfer (and the Company shall not be
required to register the transfer of) Warrants representing the right to acquire fewer than 100,000 shares of Common Stock (or, if less, the total number of Warrants held by such Warrant holder), except that (i) Odyssey, as the initial holder of the Warrants, may distribute (but the Company shall not be required to register the transfer resulting from such distribution) all or a portion of the Warrants to some or all of its partners and to those employees of Odyssey having an interest in the Warrants (and such partners and employees may transfer all, but not less than all of such Warrants to a third party, and so on) and (ii) as to any Warrants distributed pursuant to the foregoing clause (i), notice by the Company to Odyssey shall be deemed for all purposes hereof to be notice to the ultimate holder of such Warrant, and Odyssey shall satisfy such further notice obligations, if any, that it may have to such holder;

                          (c) in the event that the number of shares of Common
Stock issuable upon exercise in full of all outstanding Warrants shall be fewer than 25,000, then within 90 days of such date (unless during such 90-day period such Warrants are exercised), the Company shall be entitled to redeem all, but not less than all, of the outstanding Warrants by payment to each holder of a Warrant of an amount in respect of such Warrant equal to the product of (A) the number of shares of Common Stock issuable upon exercise of such Warrants, multiplied by (B) an amount equal to the excess of (x) the Current Market Price for a share of Common Stock on the day preceding the date on which the Company shall give notice of redemption over (y) the Exercise Price for such share (whereupon such Warrants shall be deemed for all purposes hereof to cease to be outstanding); and

                          (d) prior to due presentment for registration of
transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever.


                                   ARTICLE VI

                                  MISCELLANEOUS

                 6.1 Books and Records. The Company shall maintain books and records for registration and registration of transfer of the Warrant Certificates issued hereunder. Such books and records shall show the names and addresses of the respective holder of the Warrant Certificates, the number of Warrants evidenced on its face by each Warrant Certificate and the date of each Warrant Certificate.

                 6.2 Amendments and Waivers.

                          (a) No amendment, modification, termination or waiver
of any provision of this Agreement, the Warrant Certificates or the Registration Rights Agreement, or consent to any departure by the Company therefrom, shall in any event be effective without the written concurrence of the registered holders of two-thirds of the then-outstanding Warrants (the "Requisite Holders"). After an amendment, modification, termination or waiver under this Section 6.2 becomes effective, the Company shall mail to the registered holders affected thereby a notice briefly describing such amendment, modification, termination or waiver.

                          (b) The Company will not effect any proposed
amendment, modification, termination or waiver of any of the provisions of this Agreement or the Warrant Certificates unless each Holder (irrespective of the number of Warrants or Warrant Shares then owned by it) shall be informed thereof by the Company prior to the effectuation thereof and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto.

                          (c) Until an amendment, modification, termination or
waiver becomes effective, a consent to it by a holder is a continuing consent by the holder and every subsequent holder of a Warrant or Warrant Shares, even if notation of the consent is not made on any Warrant Certificate or stock certificate. However, any such holder or subsequent holder may revoke any such consent by notice to the Company received before the date on which the Requisite Holders have consented (and not heretofore revoked such consent) to such amendment, modification, termination or waiver.

                          (d) The Company may, but shall not be obligated to,
fix a record date for the purpose of determining the registered holders entitled to consent to any amendment, modification, termination or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those persons who were registered holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be registered holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                 6.3 Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS WARRANT AGREEMENT AND THE WARRANT CERTIFICATES.

                 6.4 Headings. The descriptive headings of the articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 6.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                 6.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (by hand delivery or overnight courier) to the following address (or at such other address as shall be specified by like notice, provided that notice of a change of address shall be effective only upon receipt thereof):

                (a)  If to the Company:

                              Paxar Corporation
                              105 Corporate Park Drive
                              White Plains, N. Y.  10604
                              Attention:  Arthur Hershaft, Chairman and CEO

                (b) If to the Holder:

                              As set forth on the books and records of the
Company.

               All notices shall be deemed to have been received by the recipient thereof if received during normal business hours on a business day; otherwise, such notices shall be deemed received on the next following business day.

                 IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

THE COMPANY:                                THE SELLER:

PAXAR CORPORATION                           ODYSSEY PARTNERS, L.P.



By:_______________________________          By:________________________________
      Arthur Hershaft                              Stephen Berger
      Chairman and Chief Executive Officer         A General Partner

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

No. ___

                          Certificate for ____ Warrants


                                PAXAR CORPORATION
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                  THIS CERTIFIES that:

or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of Common Stock, par value $.10 per share (the "Common Stock"), of Paxar Corporation, a New York corporation (the "Company"), at the initial exercise price of $17.50, at any time before the Expiration Date (as defined herein), in accordance with and subject to a Warrant
Agreement, dated February    , 1997, between the Company and Odyssey Partners,
L.P. (the "Warrant Agreement").

                  No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") set forth in the Warrant Agreement. All warrants evidenced hereby shall thereafter become void.

                  Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability (subject to the limitations on transfer contained in the Warrant Agreement), the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the office of the Company maintained for that purpose with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants shall be issued in accordance with instructions in the form of assignment.

                  Upon certain events provided for in the Warrant Agreement, the Exercise Price, the number of shares of Common Stock issuable or the other consideration payable upon the exercise of each Warrant is required to be adjusted.

                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.

                  Prior to exercise thereof, this Warrant Certificate shall not entitle the Registered Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive cash dividends and other distributions, or to attend or receive any notice of meetings of shareholders or any other proceedings of the Company.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile Corporate Seal.




                                   By:_______________________
                                      Name:
                                      Title:


Seal                                  Attest:

                         [FORM OF ELECTION TO PURCHASE]

                  The undersigned hereby irrevocably elects to exercise __________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:______________________________________________________________________
                                     (Name)

         ______________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

         ______________________________________________________________________
                (SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER TO:____________________________________________________________________
                                     (Name)

           ____________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

                  If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned request that a new Warrant certificate representing the number of full Warrants not exercised be issued and delivered as set forth above.



Dated: _______________


__________________________________     ________________________________________
(Insert Social Security or other       (Signature of registered holder)
identifying number(s) of holder(s)

                                       (signature of registered holder, if
                                          co-owned)

                                       NOTE: Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant certificate.

                                    [FORM OF
                                   ASSIGNMENT]


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of warrants set forth below:


Name of Assignee                  Address                      No. of Warrants
----------------                  -------                      ---------------



and does hereby irrevocably constitute and appoint _______________ to make such transfer on the books of Paxar Corporation maintained for that purpose, with full power of substitution in the premises.

Dated:   ____________, 19__


_______________________________________        ________________________________
(Insert Social Security or other identifying   (Signature of Assignee)
number(s) of holder(s)

                                               ________________________________
                                               (Signature of Assignee if co-
                                                     owned)

                                              NOTE: Signature must conform in
                                                    all respects to name of
                                                    holder as specified on the
                                                    face of the Warrant
                                                    Certificate.

                        Signature(s) Guaranteed:

                                                                       EXHIBIT B











                                WARRANT AGREEMENT

                                     BETWEEN

                                PAXAR CORPORATION

                                       AND

                             ODYSSEY PARTNERS, L.P.









                          Dated as of February _, 1997

                                WARRANT AGREEMENT

                  WARRANT AGREEMENT dated as of February   , 1997, between Paxar
Corporation, a New York corporation (the "Company"), and Odyssey Partners, L.P., a Delaware limited partnership ("Odyssey"),.


                              W I T N E S S E T H :


                  WHEREAS, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of December 20, 1996, between the Company and Odyssey, the Company is today purchasing from Odyssey all of the issued and outstanding shares of Common Stock, par value $.01 per share, of Monarch Holdings, Inc., a Delaware corporation, held by Odyssey (the "Purchased Shares"); and

                  WHEREAS, the Stock Purchase Agreement contemplates that, in partial consideration for the sale of the Purchased Shares, the Company will issue to Odyssey warrants (the "Warrants") representing the right of the holder thereof to purchase from the Company shares of common stock, par value $.10 per share, of the Company ("Common Stock"), as provided herein; and

                  WHEREAS, pursuant to a Registration Rights Agreement, between the Company and Odyssey, dated as of the date hereof (the "Registration Rights Agreement"), the Company has agreed to grant to the holders of the Warrants (and the holders of Common Stock and other securities issuable upon exercise of the Warrants) registration rights with respect to the Registrable Securities referred to therein, at the times and in the manner set forth in the Registration Rights Agreement; and

                  WHEREAS, the Company proposes to issue certificates evidencing the Warrants (such warrant certificates issued pursuant to this Agreement being hereinafter collectively called the "Warrant Certificates"); and

                  WHEREAS, the Company and Odyssey desire to set forth in this Warrant Agreement, among other things, the form and provisions of the Warrant Certificates and the terms and conditions under which they may be issued, transferred, exchanged, replaced and surrendered in connection with the exercise of the Warrants.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                      DISTRIBUTION OF WARRANT CERTIFICATES

                  1.1 Due Issuance; Form of Warrant Certificates. The Company hereby represents that the Warrants are validly authorized and duly issued, fully paid and nonassesable, free of preemptive rights and free from all liens, charges and security interests, other than liens, charges and security interests imposed by the holder thereof. The Warrant Certificates for the Warrants shall be issued in registered form only and, together with the purchase and assignment forms to be printed on the reverse thereof, shall be substantially in the form of Exhibit A and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as, in any particular case, may be required, in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency or to conform to customary usage.

                  1.2 Execution of Warrant Certificates. The Warrant Certificates shall be executed and dated on behalf of the Company by its Chairman or Vice Chairman of the Board, Chief Executive Officer or President or any Vice President, and by its Chief Financial Officer or Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary, either manually or by facsimile signature printed thereon. In case any authorized officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company either before or after delivery thereof by the Company to the holder, the signature of such person on such Warrant Certificates shall, nevertheless, be valid, with the same force and effect as though the person who signed such Warrant Certificates has not ceased to be such officer of the Company.



                                   ARTICLE II

                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS

                  2.1 Exercise Price. Each Warrant Certificate for the Warrants shall, when signed by the Chairman, Vice Chairman, Chief Executive Officer or President or any Vice President, and by the Chief Financial Officer or Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary, of the Company, entitle the registered holder thereof to purchase from the Company one share of Common Stock for each Warrant evidenced thereby, at a purchase price of $21.875 per share (as the same may be adjusted from time to time pursuant to the provisions of Article III hereof, the "Exercise Price"), or such adjusted number of shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof.

                  2.2 Exercisability of Warrants. Each Warrant may be exercised at any time on or after the date hereof, but not after 5:00 P.M., New York City time, on the fifth anniversary of the date hereof (the "Exercise Deadline"). The minimum number of shares of Common Stock with respect to which the Warrants may be exercised as to any holder shall be the lesser of (i) 25,000 and (ii) the number of shares of Common Stock issuable upon exercise of all Warrants held by such holder.

                  2.3 Procedure for Exercise of Warrants. During the period specified in and subject to the provisions of Section 2.2 hereof, the Warrants may be exercised, in whole or in part, by surrendering the Warrant Certificates representing such Warrants to the Company at its principal office, which is presently at 105 Corporate Park Drive, White Plains, N.Y., 10604, with the election to purchase form set forth on the Warrant Certificate duly completed and executed, accompanied by payment in full of the Exercise Price as provided in Section 2.1 in effect at the time of such exercise, for each share of Common Stock with respect to which such Warrants are being exercised. Such Exercise Price shall be paid in full by either (i) wire transfer of immediately available funds, (ii) certified check payable in United States currency to the order of the Company or (iii) by surrender to the Company of the number of Warrants set forth below:

                 X =      Y(A-B)
                          ------
                             A

Where:           X =      the number of shares of Common Stock to be issued to
                          the Holder upon exercise pursuant to the foregoing clause (iii).

                 Y = the number of shares of Common Stock represented by the Warrants so surrendered.

                 A = the Current Market Price (as defined below of one share of Common Stock on the Date of Exercise (as defined below).

                 B =      the Exercise Price for the Warrants so surrendered.

The date on which Warrants are exercised in accordance with this Section 2.3 is sometimes referred to herein as the Date of Exercise of such Warrants.

                  2.4 Issuance of Shares of Common Stock. As soon as practicable after the Date of Exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, registered in accordance with the instructions set forth in the election to purchase. All such shares of Common Stock shall be validly authorized and issued, fully paid and nonassessable and free from all transfer taxes, liens, charges and preemptive rights created by or on behalf of the Company in respect of the issue thereof. Each person in whose name any such certificate for Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the Date of Exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for the shares of Common Stock.

                 2.5 Certificates for Unexercised Warrants. In the event that fewer than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and deliver by recognized overnight courier, within 10 days of the Date of Exercise, to the registered holder of such Warrant Certificate, or such other person as shall be designated in the election to purchase (subject to compliance with applicable securities laws), a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall the Warrant be exercised with respect to less than an integral number of shares of Common Stock, and the Company shall distribute no Warrant Certificates representing Warrants exercisable for fractional shares of Common Stock under this or any other section of this Agreement. Fractions of shares shall be treated as provided in Section 3.10.

                 2.6 Reservation of Shares. The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants. All of the shares of Common Stock to be issued upon the exercise of Warrants will be duly authorized, validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                                   ARTICLE III

                        ADJUSTMENTS AND NOTICE PROVISIONS

                 3.1 Adjustment of Exercise Price. Subject to the provisions of this Article III, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

                          (a) In case the Company shall at any time after the
date hereof (i) declare a dividend or make a distribution on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price in effect, and the number of shares of Common Stock issuable upon exercise of the Warrants outstanding, at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                          (b) In case the Company shall distribute to all
holders of Common Stock (including any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation, but excluding any such distribution made to the shareholders of the Company in connection with a consolidation or merger in which the Company is not the continuing corporation) evidences of its indebtedness, cash or assets (other than (i) distributions and dividends referred to in Section 3.1(a) in shares of Common Stock or (ii) any non-extraordinary cash dividends paid out of retained earnings from current operations), or rights, options or warrants to subscribe for or purchase capital stock, or securities convertible into or exchangeable for shares of capital stock, then, in each case, the Exercise Price shall be reduced (and the number of shares issuable adjusted in accordance with Section 3.5) to the price determined by multiplying the Exercise Price in effect immediately prior to the record date (the "Distribution Record Date") for the determination of shareholders of the Company entitled to receive such distribution by a fraction, (x) the numerator of which shall be the Current Market Price (as determined pursuant to Section 3.2 hereof) per share of Common Stock immediately prior to the Distribution Record Date, less the reduction, if any, in the fair value of a share of Common Stock (as reasonably determined by the Board of Directors of the Company, taking into account, where applicable, the market price of the Common Stock following the Distribution Record Date) as a result of such distribution and (y) the denominator of which shall be the Current Market Price per share of Common Stock immediately prior to the Distribution Record Date. Such adjustment shall become effective at the close of business on the Distribution Record Date.

                 3.2 Current Market Price. For the purpose of any computation under this Article III, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices as reported by the principal national securities exchange or recognized quotation system on which the Common Stock is then traded for the 30 consecutive trading days (or, for purposes of Section 2.3, five consecutive trading days) immediately preceding the date in question. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange or recognized quotation system, the fair value of a share of Common Stock on such date as reasonably determined by the Board of Directors of the Company.

                 3.3 No Adjustments to Exercise Price. No adjustment in the Exercise Price shall be required if such adjustment is less than $0.01; provided, however, that any adjustments which by reason of this Article III are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and in any event shall be made on the day prior to the Date of Exercise. All calculations under this Article III shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                 3.4 Deferral of Adjustments to Exercise Price. In any case in which this Article III shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the holders of the Warrants, if any holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the

Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                 3.5 Adjustment to Number of Shares. Upon each adjustment of the Exercise Price as a result of the calculations made in Section 3.1(b) hereof, the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest hundredth) obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrants immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

                 3.6 Certain Reorganizations. The Company shall give each registered holder of Warrants 30 days' prior written notice of any Stock Merger or Cash-Out Transaction (as defined below), in which case the following provisions will apply.

                          (a) In the event of any capital reorganization or the
consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation) in which the consideration payable to the shareholders of the Company in such transaction shall consist solely of capital stock of the surviving or continuing corporation or of an affiliate (a "Stock Merger"), each Warrant shall, without any action on the part of the holder thereof, be deemed to represent the right to acquire (in lieu of the number of shares of Common Stock deliverable upon exercise of such Warrant) the number of shares of stock of the surviving or continuing corporation (or an affiliate) to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Stock Merger, if such Warrant had been exercised in full immediately prior to the record date for determining shareholders entitled to participate in such Stock Merger (the "Newco Shares"). The Exercise Price for the Warrants shall in such event be adjusted effective as of the date of the Stock Merger, such that the Exercise Price for each Newco Share shall be an amount equal to (i) the product of (A) the Exercise Price immediately prior to the Stock Merger multiplied by (B) the aggregate number of shares of Common Stock issuable upon exercise of all outstanding Warrants immediately prior to the Stock Merger divided by (ii) the maximum number of Newco Shares deliverable upon exercise in full of all outstanding Warrants. The Company shall not effect any Stock Merger, unless upon or prior to the consummation thereof the surviving or continuing corporation shall assume by legally binding written instrument (which need not be signed by the Warrant holders) the obligation to deliver to the registered holder of any Warrant such shares of stock as such holder shall be entitled to purchase in accordance with the foregoing provisions. Upon request by any registered holder of a Warrant, the surviving or continuing corporation shall issue to a holder of a Warrant Certificate a certificate representing the right to acquire the Newco Shares in accordance with the terms hereof.

                          (b) In the event of (i) the consolidation or merger of
the Company with or into another corporation (other than a Stock Merger or a merger or consolidation in which the Company is the surviving or continuing corporation) or (ii) any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (the transactions referred to in clauses (i) and (ii) being referred herein as a "Cash-Out Transaction"), then upon the effective date of the Cash-Out Transaction , each Warrant shall, unless it has been previously exercised, expire and instead shall represent the right of each Warrant holder to receive (and the Company shall pay to such Warrant holder) the sum of (A) (i) the product of the number of shares of Common Stock issuable upon exercise of such Warrant on the day preceding the consummation of the Cash-Out Transaction, multiplied by (ii) the excess of (x) the closing price for a share of Common Stock, as reported by the principal national securities exchange or quotation system on which the Common Stock is then traded over (y) the Exercise Price therefor, on the day preceding the consummation of the Cash-Out Transaction and
(B) in the event that the effective date of the consummation of the Cash-Out Transaction is on or prior to the second anniversary of the date hereof, the Make-Up Amount (as defined below), if any. For purposes of this Section 3.6, the Make-Up Amount shall mean, with respect to each Warrant, the excess, if any, of $5.90 over the amount payable with respect to such Warrant under clause (A) above.

                 3.7 Reclassifications. In case of reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the holders of the Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Article III. The above provisions of this Section 3.7 shall similarly apply to successive reclassifications and changes of shares of Common Stock.

                 3.8 Notice of Adjustments. Whenever any adjustment is made pursuant to this Article III, the Company shall cause written notice of such adjustment to be sent to the registered holders of the Warrants within 15 days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

                 3.9 Warrant Certificate Amendments. Irrespective of any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

                 3.10 Fractional Shares. The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Article III to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same registered holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with Section 3.2.


                                   ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF REGISTERED HOLDERS
                             OF WARRANT CERTIFICATES

                 4.1 Rights of Warrant Holders. No Warrant Certificate shall, prior to exercise of the Warrant in accordance with the terms of this Agreement, entitle the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of shareholders or any other proceedings of the Company.

                 4.2 Lost, Stolen, Mutilated or Destroyed Warrant Certificates. If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

                                    ARTICLE V

                    SPLIT UP, COMBINATION, EXCHANGE, TRANSFER
                    AND CANCELLATION OF WARRANT CERTIFICATES

                 5.1 Split Up, Combination, Exchange and Transfer of Warrant Certificates. Prior to the Exercise Deadline, Warrant Certificates, subject to the provisions of this Article V, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its Principal Office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office. Subject to any applicable laws, rules or regulations restricting transferability, transfer of outstanding Warrant Certificates shall be reflected from time to time upon the books of the Company to be maintained for that purpose, upon a surrender of the Warrant Certificate to the Company at its Principal Office, with the assignment form set forth in the Warrant Certificate duly executed. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

                 5.2 Cancellation of Warrant Certificates. Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided (i) in Section 2.5, in case of the exercise of fewer than all of the Warrants evidenced by a Warrant Certificate, or (ii) in Section 5.1, in case of a split up, combination, exchange or transfer of the Warrants evidenced by a Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu of such cancelled Warrant Certificate.

                 5.3 Agreement of Warrant Certificate Holders. Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company and with every other holder of a Warrant Certificate that:

                          (a) transfer of the Warrant Certificates shall be
registered on the books of the Company maintained for that purpose by the Company only if surrendered at the Principal Office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

                          (b) it will not transfer (and the Company shall not be
required to register the transfer of) Warrants representing the right to acquire fewer than 100,000 shares of Common Stock (or, if less, the total number of Warrants held by such Warrant holder), except that (i) Odyssey, as the initial holder of the Warrants, may distribute (but the Company shall not be required to register the transfer resulting from such distribution) all or a portion of the Warrants to some or all of its partners and to those employees of Odyssey having an interest in the Warrants (and such partners and employees may transfer all, but not less than all of such Warrants to a third party, and so on) and (ii) as to any Warrants distributed pursuant to the foregoing clause (i), notice by the Company to Odyssey shall be deemed for all purposes hereof to be notice to the ultimate holder of such Warrant, and Odyssey shall satisfy such further notice obligations, if any, that it may have to such holder;

                          (c) in the event that the number of shares of Common
Stock issuable upon exercise in full of all outstanding Warrants shall be fewer than 25,000, then within 90 days of such date (unless during such 90-day period such Warrants are exercised), the Company shall be entitled to redeem all, but not less than all, of the outstanding Warrants by payment to each holder of a Warrant of an amount in respect of such Warrant equal to the product of (A) the number of shares of Common Stock issuable upon exercise of such Warrants, multiplied by (B) an amount equal to the excess of (x) the Current Market Price for a share of Common Stock on the day preceding the date on which the Company shall give notice of redemption over (y) the Exercise Price for such share (whereupon such Warrants shall be deemed for all purposes hereof to cease to be outstanding); and

                          (d) prior to due presentment for registration of
transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever.


                                   ARTICLE VI

                                  MISCELLANEOUS

                 6.1 Books and Records. The Company shall maintain books and records for registration and registration of transfer of the Warrant Certificates issued hereunder. Such books and records shall show the names and addresses of the respective holder of the Warrant Certificates, the number of Warrants evidenced on its face by each Warrant Certificate and the date of each Warrant Certificate.

                 6.2 Amendments and Waivers.

                          (a) No amendment, modification, termination or waiver
of any provision of this Agreement, the Warrant Certificates or the Registration Rights Agreement, or consent to any departure by the Company therefrom, shall in any event be effective without the written concurrence of the registered holders of two-thirds of the then-outstanding Warrants (the "Requisite Holders"). After an amendment, modification, termination or waiver under this Section 6.2 becomes effective, the Company shall mail to the registered holders affected thereby a notice briefly describing such amendment, modification, termination or waiver.

                          (b) The Company will not effect any proposed
amendment, modification, termination or waiver of any of the provisions of this Agreement or the Warrant Certificates unless each Holder (irrespective of the number of Warrants or Warrant Shares then owned by it) shall be informed thereof by the Company prior to the effectuation thereof and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto.

                          (c) Until an amendment, modification, termination or
waiver becomes effective, a consent to it by a holder is a continuing consent by the holder and every subsequent holder of a Warrant or Warrant Shares, even if notation of the consent is not made on any Warrant Certificate or stock certificate. However, any such holder or subsequent holder may revoke any such consent by notice to the Company received before the date on which the Requisite Holders have consented (and not heretofore revoked such consent) to such amendment, modification, termination or waiver.

                          (d) The Company may, but shall not be obligated to,
fix a record date for the purpose of determining the registered holders entitled to consent to any amendment, modification, termination or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those persons who were registered holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to revoke any consent previously given, whether or not such persons continue to be registered holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                 6.3 Governing Law. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS WARRANT AGREEMENT AND THE WARRANT CERTIFICATES.

                 6.4 Headings. The descriptive headings of the articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 6.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                 6.6 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (by hand delivery or overnight courier) to the following address (or at such other address as shall be specified by like notice, provided that notice of a change of address shall be effective only upon receipt thereof):

                 (a)  If to the Company:

                               Paxar Corporation
                               105 Corporate Park Drive
                               White Plains, N. Y.  10604
                               Attention:  Arthur Hershaft, Chairman and CEO

                 (b) If to the Holder:

                               As set forth on the books and records of the
Company.

               All notices shall be deemed to have been received by the recipient thereof if received during normal business hours on a business day; otherwise, such notices shall be deemed received on the next following business day.

                 IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

THE COMPANY:                                   THE SELLER:

PAXAR CORPORATION                              ODYSSEY PARTNERS, L.P.



By:____________________________________        By:_____________________________
      Arthur Hershaft                                 Stephen Berger
      Chairman and Chief Executive Officer            A General Partner

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

No. ___

                          Certificate for ____ Warrants


                                PAXAR CORPORATION
                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                  THIS CERTIFIES that:

or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one fully paid and nonassessable share of Common Stock, par value $.10 per share (the "Common Stock"), of Paxar Corporation, a New York corporation (the "Company"), at the initial exercise price of $21.875, at any time before the Expiration Date (as defined herein), in accordance with and subject to a Warrant Agreement, dated February , 1997, between the Company and Odyssey Partners, L.P. (the "Warrant Agreement").

                  No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the "Expiration Date") set forth in the Warrant Agreement. All warrants evidenced hereby shall thereafter become void.

                  Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability (subject to the limitations on transfer contained in the Warrant Agreement), the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the office of the Company maintained for that purpose with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants shall be issued in accordance with instructions in the form of assignment.

                  Upon certain events provided for in the Warrant Agreement, the Exercise Price, the number of shares of Common Stock issuable or the other consideration payable upon the exercise of each Warrant is required to be adjusted.

                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in said Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof.

                  Prior to exercise thereof, this Warrant Certificate shall not entitle the Registered Holder to any of the rights of a shareholder of the Company, including, without limitation, the right to vote, to receive cash dividends and other distributions, or to attend or receive any notice of meetings of shareholders or any other proceedings of the Company.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile Corporate Seal.




                                   By:_______________________
                                      Name:
                                      Title:


Seal                                  Attest:

                         [FORM OF ELECTION TO PURCHASE]

                  The undersigned hereby irrevocably elects to exercise __________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock or other securities issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:______________________________________________________________________
                                     (Name)

         ______________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

         ______________________________________________________________________
                (SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER TO:____________________________________________________________________
                                     (Name)

         ______________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

                  If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned request that a new Warrant certificate representing the number of full Warrants not exercised be issued and delivered as set forth above.



Dated: _______________


______________________________         ________________________________________
(Insert Social Security or other      (Signature of registered holder)
identifying number(s) of holder(s)

                                       ________________________________________
                                      (signature of registered holder, if co-
                                          owned)

                                      NOTE: Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant certificate.

                                    [FORM OF
                                   ASSIGNMENT]


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of warrants set forth below:

Name of Assignee                  Address                No. of Warrants
----------------                  -------                ---------------


and does hereby irrevocably constitute and appoint _______________ to make such transfer on the books of Paxar Corporation maintained for that purpose, with full power of substitution in the premises.

Dated:   ____________, 19__


__________________________________             ________________________________
(Insert Social Security or other identifying (Signature of Assignee) number(s) of holder(s)

                                               --------------------------------
                                              (Signature of Assignee if co-
                                                     owned)

                                              NOTE: Signature must conform in
                                                    all respects to name of
                                                    holder as specified on the
                                                    face of the Warrant
                                                    Certificate.

                        Signature(s) Guaranteed: